Exhibit 10.2

daTED 18 JULY 2024

(1)	TRINSEO EUROPE GMBH (formerly STYRON EUROPE GMBH) (as a Swiss Seller, a Swiss Servicer and Chargor)
(2)	TRINSEO EXPORT GMBH (as a Swiss Seller, a Swiss Servicer and Pledgor)
(3)	TRINSEO DEUTSCHLAND ANLAGENGESELLSCHAFT MBH (formerly STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH) (as German Seller and German Servicer)
(4)	TRINSEO NETHERLANDS B.V. (formerly STYRON NETHERLANDS B.V.) (as Dutch Seller and Dutch Servicer)
(5)	TRINSEO LLC (formerly STYRON LLC) (as A U.S. Seller and A U.S. Servicer)
(6)	ALTUGLAS LLC (as A U.S. Seller and A U.S. Servicer)
(7)	ARISTECH SURFACES LLC (as A U.S. Seller and A U.S. Servicer)
(8)	TRINSEO U.S. RECEIVABLES COMPANY SPV LLC (as U.S. Intermediate Transferor)
(9)	STYRON RECEIVABLES FUNDING DESIGNATED ACTIVITY COMPANY (as Master Purchaser and Chargee)
(10)	TRINSEO IRELAND GLOBAL IHB LIMITED (as Investment Manager and Styron LENDER)

(11)	REGENCY ASSETS DESIGNATED ACTIVITY COMPANY (as Regency LENder)
(12)	HSBC BANK PLC (as Cash Manager and Master Purchaser Account Bank)
(13)	TRINSEO HOLDING S.À R.L. (formerly STYRON HOLDING S.À R.L.) (as Parent AND GUARANTOR)
(14)	TMF ADMINISTRATION SERVICES LIMITED (as Corporate Administrator and Registrar)
(15)	THE LAW DEBENTURE TRUST CORPORATION P.L.C. (as Styron Security Trustee)

DEED OF release AND TERMINATION

EXECUTION VERSION

Reed Smith LLP The Broadgate Tower 20 Primrose Street London EC2A 2RS Phone: +44 (0) 20 3116 3000 Fax: +44 (0) 20 3116 3999 DX1066 City / DX18 London r e e d s m i t h . c o m

CONTENTS

clause

1definitions and interpretation2

2CLOSING STEPS3

3REPAYMENT OF LOANS AND SETTLEMENT3

4TERMINATION OF TRANSACTION DOCUMENTS3

5RELEASE OF SECURITY4

6AMENDMENT AND RESTATEMENT OF AMENDED TRANSACTION DOCUMENTS4

7Consents AND Waivers5

8REPRESENTATIONS AND WARRANTIES5

9FURTHER ASSURANCE5

10EXECUTION OF DEED BY PARENT5

11COSTS and EXPENSES5

12NOTIFICATIONS5

13NO AMENDMENT OR WAIVER6

14SEVERABILITY6

15LIMITED RECOURSE AND NON-PETITION6

16CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 19996

17COUNTERPARTS6

18GOVERNING LAW AND JURISDICTION6

CONTENTS PAGE 1

This DEED OF RELEASE AND TERMINATION is dated 18 July 2024 (this 'Deed') and made

BETWEEN:

(1)	TRINSEO EUROPE GMBH (formerly STYRON EUROPE GMBH), a limited liability company incorporated in Switzerland, having its registered office at Gwattstrasse 15, 8808 Pfaeffikon SZ, Switzerland, being an indirect wholly-owned subsidiary of the Parent (a 'Swiss Seller', a 'Swiss Servicer' and 'Chargor');
(2)	TRINSEO EXPORT GMBH, a limited liability company incorporated in Switzerland, having its registered office at Gwattstrasse 15, 8808 Pfaeffikon SZ, Switzerland, being an indirect wholly-owned subsidiary of the Parent (a 'Swiss Seller' and together with Trinseo Europe GmbH, the 'Swiss Sellers', a 'Swiss Servicer' and together with Trinseo Europe GmbH, the 'Swiss Servicers', and 'Pledgor');
(3)	TRINSEO DEUTSCHLAND ANLAGENGESELLSCHAFT MBH (formerly STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH), incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung), registered at the local court (Amtsgericht) of Tostedt under HRB 202609 and having its registered address at Bützflether Sand, 21683 Stade, Germany (the 'German Seller' and the 'German Servicer');
(4)	TRINSEO NETHERLANDS B.V. (formerly STYRON NETHERLANDS B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands, having its corporate seat (statutaire zetel) in Terneuzen, The Netherlands and its registered office at Innovatieweg 14, 4542 NM Hoek (Terneuzen), The Netherlands and registered with the Dutch trade register under number 20162359 (the 'Dutch Seller' and the 'Dutch Servicer');
(5)	ALTUGLAS LLC, a limited liability company formed under the laws of the State of Delaware, having an office at c/o Trinseo LLC, at 440 East Swedesford Road, Suite 301, Wayne, Pennsylvania 19087 ('Altuglas', a 'U.S. Seller' and a 'U.S. Servicer');
(6)	ARISTECH SURFACES LLC, a limited liability company formed under the laws of the State of Kentucky, having an office at c/o Trinseo LLC, at 440 East Swedesford Road, Suite 301, Wayne, Pennsylvania 19087 ('Aristech', a 'U.S. Seller' and a 'U.S. Servicer');
(7)	TRINSEO LLC (formerly STYRON LLC), a limited liability company formed under the laws of the State of Delaware, having an office at 440 East Swedesford Road, Suite 301, Wayne, Pennsylvania 19087 (a 'U.S. Seller' and together with Altuglas and Aristech, the 'U.S. Sellers', a 'U.S. Servicer' and together with Altuglas and Aristech, the 'U.S. Servicers');
(8)	TRINSEO U.S. RECEIVABLES COMPANY SPV LLC, a limited liability company organized under the laws of the State of Delaware, having an office at c/o Trinseo LLC at 440 East Swedesford Road, Suite 301, Wayne, Pennsylvania 19087, in its capacity as the U.S. Intermediate Transferor (the 'U.S. Intermediate Transferor' and, together with the Swiss Sellers, the German Seller, the Dutch Seller and the U.S. Sellers, the 'Sellers');
(9)	STYRON RECEIVABLES FUNDING DESIGNATED ACTIVITY COMPANY a company incorporated in Ireland with registration number 486138, whose registered office is at Ground Floor, Two Dockland Central, Guild Street, North Dock, Dublin 1, D01 K2C5, Ireland (the 'Master Purchaser', the 'Pledgee', and the 'Chargee');
(10)	TRINSEO IRELAND GLOBAL IHB LIMITED a company incorporated in Ireland with registration number 727569, whose registered office is at Riverside One, Sir John Rogerson's Quay, Dublin 2, Ireland (the 'Investment Manager' and the 'Styron Lender');
(11)	REGENCY ASSETS DESIGNATED ACTIVITY COMPANY a company incorporated in Ireland with registration number 272959, whose registered office is at Block A, George's Quay Plaza, George's Quay Dublin 2, Ireland (the 'Regency Lender');
(12)	HSBC BANK PLC, a company incorporated in England and Wales (Company Number: 14259) having its registered office at 8 Canada Square, London El4 5HQ (the 'Cash Manager' and the 'Master Purchaser Account Bank');
(13)	TRINSEO HOLDING S.À R.L. (formerly STYRON HOLDING S.À R.L.), a Luxembourg private limited liability company (société à responsabilité limitée) with registered office at 26 boulevard Royal, L-

2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 153.582 (the 'Parent' and the 'Guarantor');
(14)	TMF ADMINISTRATION SERVICES LIMITED, a company incorporated in Ireland, whose registered office is at Ground Floor, Two Dockland Central, Guild Street, North Dock, Dublin 1, D01 K2C5, Ireland (the 'Corporate Administrator' and the 'Registrar'); and
(15)	THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company incorporated with limited liability in England and Wales, having its registered office at 8th Floor, 100 Bishopsgate, London EC2N 4AG, United Kingdom in its capacity as security trustee under the Styron Security Deed (the 'Styron Security Trustee'),

(each a 'Party' and together the 'Parties').

WHEREAS:

(A)	The Sellers carry on the business of originating Receivables from sales of specialty materials solutions from time to time to Obligors and have sold, transferred and assigned to the U.S. Intermediate Transferor or the Master Purchaser (as applicable) certain of those Receivables in accordance with the terms of the applicable Master Receivables Purchase Agreement.
(B)	To fund the purchase of the Receivables, the Master Purchaser entered into the Loan Facility Agreement (as defined below) with, among others, the Regency Lender and the Styron Lender.
(C)	The Parties hereto, in the case of the Styron Security Trustee acting on the instruction of the Regency Lender, wish to enter into this Deed in order to: (a) terminate certain Transaction Documents relating to the Loan Facility Agreement and the Master Receivables Purchase Agreements; (b) release the security created under the Styron Security Deed, the U.S. Security Agreement and the UK Account Control Deed; and (c) agree on the repayment of all amounts owing to the Regency Lender in relation to the Loan Facility Agreement.
(D)	It is intended that this document takes effect as a deed.

IT IS AGREED as follows:

1	definitions and interpretation
1.1	Definitions

Capitalised terms in this Deed shall, except where the context otherwise requires and save where otherwise defined in this Deed, have the meanings given to them in clause 2.1 of the Master Definitions and Framework Deed. In addition, in this Deed the following terms have the following meanings:

'Amended Transaction Documents' means the (i) Dutch Receivables Purchase Agreement, (ii) Dutch Servicing Agreement, (iii) U.S. Servicing Agreement and the (iv) Swiss Servicing Agreement (each term as defined in the Master Definitions and Framework Deed).

'Closing Date' means the date of this Deed.

'Loan Facility Agreement' means the amended and restated loan facility agreement (originally named as the "Variable Loan Note Issuance Deed") and originally dated the Closing Date and as amended or as amended and restated on 24 May 2011, 30 May 2013, 31 October 2016, 28 September 2018, 24 November 2021, 23 November 2023 and 28 March 2024 between the Master Purchaser, the Registrar, the Cash Manager, the Styron Security Trustee and the Lenders.

'Master Definitions and Framework Deed' means the master definitions and framework deed dated 12 August 2010, as amended or amended and restated on 17 August 2010, 24 May 2011, 4 July 2012, 30 May 2013, 25 June 2015, 4 February 2016, 31 October 2016, 21 December 2017, 28 September 2018, 24 September 2021, 24 November 2021, 31 March 2023, 23 November 2023 and 28 March 2024 between the Parties.

'Regency Loans Repayment Amount' means:

(a)	USD 60,216,139.27 to repay any outstanding Regency USD Loans; and

(b)	EUR 40,099,861.72 to repay any outstanding Regency EUR Loans.

'Relevant Documents' means the Master Definitions and Framework Deed, the Loan Facility Agreement, the Guarantee Agreement, the Cash Management Agreement, the Styron Security Deed, the Account Bank Agreement, the UK Account Control Deed, the U.S. Security Agreement and the Fee Letter.

1.2	Incorporation of terms
1.2.1	The principles of construction set out in clauses 2.2 to 2.11 of the Master Definitions and Framework Deed shall have effect as if set out in this Deed.
1.2.2	If there is any conflict between the provisions of this Deed and those of the Master Definitions and Framework Deed, the provisions of this Deed shall prevail.
1.2.3	The provisions of clause 8 (Notices), clause 13 (Waivers; Remedies Cumulative), clause 15 (Entire Agreement), clause 16 (No Liability) and clause 18 (Miscellaneous Provisions) of the Master Definitions and Framework Deed shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to 'this Deed' are references to this Deed.
2	CLOSING STEPS

On the Closing Date, the following shall be deemed to be taken in the order set out below:

(a)	first, the full and final satisfaction and settlement of all liabilities in accordance with Clause 3 (Repayment of Loans and settlement);
(b)	second, the termination of certain transaction documents in accordance with Clause 4 (Termination of Transaction Documents); and
(c)	third, the release of all security interests created pursuant to the U.S. Security Agreement, the Styron Security Deed and the UK Account Control Deed in accordance with Clause 5 (Release of Security).
3	REPAYMENT OF LOANS AND SETTLEMENT
3.1	All Parties agree that all amounts due under the Transaction Documents shall, to the extent not already paid, be immediately due and payable on the Closing Date.
3.2	The effectiveness of Clause 4 (Termination of Transaction Documents) and Clause 5 (Release of Security) shall be subject to the receipt of full and unconditional payment of:
(a)	the Regency Loans Repayment Amount into the relevant Lender's Account (plus any overdraft costs (if any) which may be incurred by the Regency Lender if there is a delay in the transfer of the Regency Loans Repayment Amount); and
(b)	any amounts due and payable to all other Transaction Parties, including all fees, costs and expenses due and payable under the relevant Transaction Documents, including in respect of the drafting, review, and negotiation of this Deed and any related documents,

(the 'Settlement Amounts').

4	TERMINATION OF TRANSACTION DOCUMENTS
4.1	With effect on and from the receipt of the Settlement Amounts by the relevant Transaction Parties, each of the Transaction Parties agrees that, subject to Clause 4.3 and Clause 5 (Release of Security):
(a)	the Relevant Documents shall be terminated in their entirety, without further notice and shall cease to have any force and effect;
(b)	there will be an unconditional, irrevocable and permanent release and discharge of all obligations of each Transaction Party under each Relevant Document (as applicable to the parties thereto), including for the avoidance of doubt the obligation of the Master Purchaser to pay or repay the Styron Lender under the Loan Facility Agreement any amounts (including principal and interest) in respect of the Styron Loans;
(c)	any and all rights or claims (of the parties to the Relevant Documents or third party beneficiaries thereunder) that each party may have against any other party in respect of the Relevant Documents shall be waived; and
(d)	this Clause 4 (Termination of Transaction Documents) shall supersede any other termination provisions under the Relevant Documents and any notice or other termination requirement under any Relevant Document shall be waived, in each case without any further notice or action by any of the Transaction Parties or any other party.

4.2	Irrespective of the receipt of the Settlement Amounts, the Issuer and the Corporate Administrator agree that they will continue the Corporate Services Agreement and may terminate it at a later date without the need for the involvement of any other Transaction Party.
4.3	Notwithstanding any other provision of this Deed, the Parties hereto agree that any provision of any Relevant Document to which they are respectively a party which is expressed to survive termination of such Relevant Document, as the case may be, shall survive the termination of the rights and obligations of the parties thereto contemplated by this Clause 4 (Termination of Transaction Documents).
4.4	Each of the Parties (other than the Styron Security Trustee) hereby authorise and instruct the Styron Security Trustee to execute and deliver this Deed on the Closing Date.
5	RELEASE OF SECURITY
5.1	Each of the Secured Creditors agrees that, subject to Clause 5.2 below, automatically upon the payment by the relevant Transaction Parties of the Settlement Amounts to the other Transaction Parties, such payments shall be treated as having been made for such purpose upon the delivery by way of email to the Regency Lender, the Cash Manager and the Styron Security Trustee of a copy of the SWIFT confirmations in respect thereof, and without any further action by any of the Secured Creditors or any other party, there will be an unconditional, irrevocable and permanent release and discharge of any security interest created pursuant to the U.S. Security Agreement, the Styron Security Deed and the UK Account Control Deed.
5.2	Each of the Secured Creditors hereby confirms to the Styron Security Trustee that all amounts due or owing to it under or in respect of the Relevant Documents have been paid or discharged in full or will have been paid or discharged in full upon payment of the Settlement Amounts in accordance with this Deed and hereby authorises and instructs the Styron Security Trustee to enter into this Deed and to give the releases contemplated by this Deed and acknowledges that it shall have no claim against the Styron Security Trustee for any loss or liability suffered or incurred by it as a result of the Styron Security Trustee doing so.
5.3	Upon receipt by the Styron Security Trustee by email of a copy of the SWIFT confirmations in respect of the Settlement Amounts, the Styron Security Trustee acknowledges and agrees that it shall automatically discharge, release and re-assign and be deemed to have hereby unconditionally and irrevocably discharged, released and re-assigned to the relevant Transaction Party all assets and undertakings subject to the security created by or under the U.S. Security Agreement, the Styron Security Deed and the UK Account Control Deed free from any security.
6	AMENDMENT AND RESTATEMENT OF AMENDED TRANSACTION DOCUMENTS

With effect from the date of this Deed:

(a)	the relevant parties to the Amended Transaction Documents hereby agree:
(i)	that the Styron Security Trustee shall cease to be a party to the Amended Transaction Documents on the date hereof;
(ii)	to release the Styron Security Trustee from all its future obligations under the Amended Transaction Documents and release and discharge the Styron Security Trustee from all claims and demands arising under or in connection with the Amended Transaction Documents; and

(b)	the Styron Security Trustee hereby acknowledges and consents to the other parties to the Amended Transaction Documents amending and restating such Amended Transaction Documents without the Styron Security Trustee as a party.
7	Consents AND Waivers

Each of the Parties consents to the steps referred to above and waives its rights in respect of any breach of any Transaction Document to which it is a party that may occur by reason of any of the steps so referred to.

8	REPRESENTATIONS AND WARRANTIES

Each of the Master Purchaser, each Seller, each Servicer, the Investment Manager, the Parent and the Guarantor hereby represents and warrants as follows:

(a)	it is duly incorporated or organised, as applicable, and is validly existing under the laws of its place of incorporation or organisation, as applicable, and has the requisite power and authority to execute, deliver and perform its obligations under this Deed and to consummate the transactions contemplated hereby;
(b)	the execution, delivery and performance of its obligations under this Deed are within its capacity, power and authority and have been authorised by all necessary corporate or other action and, upon execution and delivery by it, this Deed will be its legal, valid and binding obligation enforceable against it in accordance with its terms; and
(c)	neither the execution and delivery of this Deed by it nor the performance of the transactions contemplated hereby will conflict with or constitute a default under any agreement or obligation to which it is a party or by which it is bound.
9	FURTHER ASSURANCE
9.1	All Parties agree that, at the expense of the Sellers, they will co-operate fully to do all such further acts and things and execute or sign any further documents, instruments, notices or consents as may be reasonable, necessary or desirable to give full effect to the arrangements contemplated by this Deed, including, but not limited to, the releases referred to in Clause 5 (Release of Security).
9.2	Without prejudice to Clause 9.1 but subject to the completion of the closing steps described in Clause 2 (Closing Steps), the Master Purchaser and each Trinseo Party agree to carry out (and each of the parties hereby authorises the Master Purchaser and each Trinseo Party to carry out) any necessary formalities relating to the release of any security pursuant to Clause 5 (Release of Security).
10	EXECUTION OF DEED BY PARENT
10.1	The Parent shall execute this Deed on behalf of each Seller and Servicer Party in accordance with clause 14.1 (Appointment of Parent by Seller and Servicer Parties; Modification and Waiver) of the Master Definitions and Framework Deed.
10.2	The Parties hereby agree to waive the requirement under clause 14.2 of the Master Definitions and Framework Deed for the Parent to procure that each relevant Seller and Servicer Party provides a Solvency Certificate in form and substance satisfactory to the Cash Manager in relation to its execution of this Deed (and any other document relating to the termination and/or release of the Relevant Documents).
11	COSTS and EXPENSES

The Parent and the Sellers shall, jointly and severally and promptly on demand, pay to the Parties the amount of all duly documented fees, costs and expenses (including the legal fees of Reed Smith LLP and Matheson LLP) incurred by them in connection with this Deed.

12	NOTIFICATIONS
12.1	The Styron Lender and the Master Purchaser shall notify their competent authority, the Central Bank of Ireland, of the termination of the Transaction in accordance with Article 7 of the EU Securitisation Regulation no later than five (5) Business Days after the Closing Date.

12.2	The Dutch Seller shall notify the relevant competent authority in the Netherlands of the termination of the Transaction in accordance with Article 7 of the EU Securitisation Regulation no later than five (5) Business Days after the Closing Date.
13	NO AMENDMENT OR WAIVER

No amendment of waiver of any provision of this Deed nor consent to any departure by any of the Parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the Party or Parties giving it for the specific purpose for which it is given.

14	SEVERABILITY

Any provision of this Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of the parties hereto hereby waives any provision of law but only to the extent permitted by law which renders any provision of this Deed prohibited or unenforceable in any respect.

15	LIMITED RECOURSE AND NON-PETITION

The provisions of clause 17 (Limited Recourse and Non-Petition in Favour of Regency Lender) and clause 24 (Restriction on Enforcement of Security, Non-Petition and Limited Recourse in Favour of the Master Purchaser) of the Master Definitions and Framework Deed shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to 'this Deed' are references to this Deed.

16	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

In relation to each Transaction Document governed by English law, a person who is not a party to such Transaction Document shall, unless otherwise expressly provided in a Transaction Document, have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms thereof.

17	COUNTERPARTS

This Deed can be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. Delivery of a counterpart of this Deed, by e-mail attachment or fax, shall be an effective mode of delivery.

18	GOVERNING LAW AND JURISDICTION
18.1	This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.
18.2	The Parties submit to the exclusive jurisdiction of the English courts.

THIS DEED has been entered into on the date stated at the beginning of this Deed.

execution pages

IN WITNESS of which this Deed has been executed and delivered as a deed by the parties to it on the date above mentioned.

A Swiss Seller and a Swiss Servicer

SIGNED and DELIVERED as a DEED by
TRINSEO HOLDING S.À R.L.
on behalf of TRINSEO EUROPE GMBH

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

A Swiss Seller and a Swiss Servicer

SIGNED and DELIVERED as a DEED by
TRINSEO HOLDING S.À R.L.
on behalf of TRINSEO EXPORT GMBH

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

The German Seller and the German Servicer

SIGNED and DELIVERED as a DEED by
TRINSEO HOLDING S.À R.L.
on behalf of TRINSEO DEUTSCHLAND
ANLAGENGESELLSCHAFT MBH

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

The Dutch Seller and the Dutch Servicer

SIGNED and DELIVERED as a DEED by
TRINSEO HOLDING S.À R.L.
on behalf of TRINSEO NETHERLANDS B.V.

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

A U.S. Seller and A U.S. Servicer

SIGNED and DELIVERED as a DEED by
TRINSEO HOLDING S.À R.L.
on behalf of TRINSEO LLC

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

The U.S. Intermediate Transferor

SIGNED and DELIVERED as a DEED by
TRINSEO U.S. RECEIVABLES COMPANY SPV LLC

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Executive Vice President and Chief Financial Officer

[Deed of Release and Termination Signature Page]

A U.S. Seller and a U.S. Servicer

SIGNED and DELIVERED as a DEED by
ALTUGLAS LLC
a Delaware limited liability company, acting by

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Executive Vice President and Chief Financial Officer

[Deed of Release and Termination Signature Page]

A U.S. Seller and a U.S. Servicer

SIGNED and DELIVERED as a DEED by
ARISTECH SURFACES LLC
a Kentucky limited liability company, acting by

being a person who, in accordance with the laws of
that territory, is acting under the authority of the company

By: /s/ David Stasse
Name: David Stasse
Title: Executive Vice President and Chief Financial Officer

[Deed of Release and Termination Signature Page]

The Parent and Guarantor

SIGNED and DELIVERED as a DEED
by for and on behalf of
TRINSEO HOLDING S.À R.L.
acting by its duly authorised representative:

By: /s/ David Stasse
Name: David Stasse
Title: Authorised Signatory and Manager

[Deed of Release and Termination Signature Page]

The Master Purchaser and the Chargee

SIGNED and DELIVERED as a DEED for and on behalf
of STYRON RECEIVABLES FUNDING DESIGNATED
ACTIVITY COMPANY

acting by its duly authorised Attorney

By: /s/ Stephen Healy
Name: Stephen Healy
Title: Attorney

in the presence of:

/s/ Dylan Vaughn
(Witness' signature)

Ground Floor, Two Dockland Central,
Guild Street, North Dock
D01 K2C5 Dublin 1, Ireland
(Witness' address)

Client Administrator
(Witness' occupation)

[Deed of Release and Termination Signature Page]

The Investment Manager and the Styron Lender

SIGNED and DELIVERED as a DEED by
TRINSEO IRELAND GLOBAL IHB LIMITED

acting by its duly authorised attorney:

By: /s/ Johanna Frisch
Name: Johanna Frisch
Title: Director

in the presence of: Angela Torti

/s/ Angela Torti
(Witness' signature)

76 Sir John Rogerson’s Quay, Dublin 2, D02 C9D0
(Witness' address)

Administrative Specialist
(Witness' occupation)

[Deed of Release and Termination Signature Page]

The Regency Lender

SIGNED and DELIVERED as a DEED)
for and on behalf of)
REGENCY ASSETS DESIGNATED ACTIVITY COMPANY)
by its lawfully appointed attorney) /s/ Rachel Allen
Name: Rachel Allen

Title: Director

in the presence of:

/s/ Cathriona Nally
(Witness' Signature)

Vistra Alternative Investments (Ireland) Limited
Block A, Georges Quay Plaza,
Georges Quay, Dublin 2, Dublin Ireland
(Witness' Address)

Client Services Administrator
(Witness' Occupation)

[Deed of Release and Termination Signature Page]

The Cash Manager and the Master Purchaser Account Bank

SIGNED and DELIVERED as a DEED
by for and on behalf of
HSBC BANK PLC
acting by its duly authorised Attorney:

By: /s/ Rebecca Andrew
Name: Rebecca Andrew
Title: Director

In the presence of

Name: /s/ James Alexander Chesculescu

Profession: Banking

Address: 8 Canada Square, Long, E145HQ

[Deed of Release and Termination Signature Page]

The Corporate Administrator and Registrar

SIGNED and DELIVERED as a DEED
for and on behalf of
TMF ADMINISTRATION SERVICES LIMITED
acting by its duly authorised Attorney

By: /s/ Daniel Lynch
Name: Daniel Lynch
Title: Attorney

in the presence of:

/s/ Dylan Vaughn
(Witness' signature)

Ground Floor, Two Dockland Central,
Guild Street, North Dock
D01 K2C5 Dublin 1, Ireland
(Witness' address)

Client Administrator
(Witness' occupation)

[Deed of Release and Termination Signature Page]

The Styron Security Trustee

SIGNED as a DEED

for and on behalf of
THE LAW DEBENTURE TRUST CORPORATION P.L.C.

by:

/s/ Lily Frost
Director

Name: Lily Frost

/s/ Claire Barnes
Secretary (representing

Law Debenture Corporate Services Limited)

Name: Claire Barnes

[Deed of Release and Termination Signature Page]